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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported)  February 28, 1997


                                  Synopsys, Inc.
                                  --------------
               (Exact name of registrant as specified in charter)


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
         Delaware                          0-45138                   56-1546236
         --------                          -------                   ----------
(State or other jurisdiction              (Commission               (IRS Employer
       of incorporation)                  File Number)            Identification No.)

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
700 East Middlefield Road, Mountain View, California                                            94043
----------------------------------------------------                                            ------
(Address of principal executive offices)                                                    (Zip Code)

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Registrant's telephone number, including area code   (415) 962-5000


                (Former name or former address, if changed since last report)





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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On February 28, 1997, Synopsys, Inc. (the "Company") completed its acquisition of EPIC Design Technology, Inc. ("EPIC"). To effect the acquisition, a wholly-owned subsidiary of the Company was merged with and into EPIC, with EPIC as the surviving corporation in the merger (the "Merger"). Upon consummation of the Merger, EPIC became a wholly-owned subsidiary of the Company. The Merger will be recorded as a pooling of interests for accounting purposes.

         In the Merger, each outstanding share of Common Stock of EPIC ("EPIC Common Stock") was converted into the right to receive 0.7485 of a share of the Common Stock of the Company ("Company Common Stock). Outstanding options to acquire EPIC Common Stock were assumed by Synopsys and will be exercisable for shares of Company Common Stock at the same conversion ratio. The Company will issue approximately 10,342,000 shares of Company Common Stock in exchange for all outstanding shares of EPIC Common Stock. Such shares have an aggregate market value of approximately $369,085,000 based on the closing price of Company Common Stock on February 28, 1997 as reported on the Nasdaq National Market.
In addition, the Company has reserved for issuance and registered 1,574,802 additional shares of Company Common Stock for issuance upon the exercise of EPIC stock options assumed by the Company in the Merger.
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         a.      Financial Statements of Business Acquired

                 The financial statements of EPIC required pursuant to Rule 3-05 of Regulation S-X were previously reported in the Registration Statement on Form S-4 (File No. 333-21129) filed with the Securities and Exchange Commission on February 5, 1997 (the "Registration Statement") and pursuant to General Instruction B.3. of Form 8-K are not additionally reported herein.

         b.      Pro Forma Financial Information

                 The pro forma financial information required pursuant to
Article 11 of Regulation S-X was previously reported in the Registration Statement and pursuant to General Instruction B.3. of Form 8-K is not additionally reported herein.

         c.      Exhibits

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
  Exhibit No.                                    Description
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
      2.1         Agreement and Plan of Merger, dated as of January 16, 1997, among
                  Synopsys, Inc., a Delaware corporation, EPIC Merger Co., Inc., a
                  Delaware corporation and wholly-owned subsidiary of Synopsys, Inc., and
                  EPIC Design Technology, Inc., a California corporation.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SYNOPSYS, INC.




Date:  March 14, 1997                   By:  /s/ Tammy S. Liu
                                            -----------------------------
                                            Tammy S. Liu
                                            Acting Chief Financial Officer
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                                 EXHIBIT INDEX

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
 Exhibit No.                                    Description
 -----------                                    -----------
     2.1*        Agreement and Plan of Merger, dated as of January 16, 1997, among
                 Synopsys, Inc., a Delaware corporation, EPIC Merger Co., Inc., a
                 Delaware corporation and wholly-owned subsidiary of Synopsys, Inc., and
                 EPIC Design Technology, Inc., a California corporation.





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_________________________________
* Filed as an exhibit to the Company's Registration Statement on Form S-4 (File No. 333-21129) filed with the Securities and Exchange Commission on February 5, 1997 and incorporated herein by reference.